UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2019
IMMUNIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Am Klopferspitz 19 82152 Martinsried
Germany
(Address of principal executive offices)
Registrant's telephone number, including area code:   49 89 250079460

Vital Therapies, Inc.
15222-B Avenue of Science San Diego, CA 92128
______________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. Yes ☒    No  ☐

EXPLANATORY NOTE

On April 12, 2019 (the “Closing Date’), pursuant to the terms of the Exchange Agreement, dated as of January 6, 2019, between Immunic, Inc. (then known as Vital Therapies, Inc.), a Delaware corporation (the “Company”), Immunic AG, a German corporation (“Former Immunic”), and the shareholders of Former Immunic party thereto, the holders of Former Immunic ordinary shares exchanged all of their outstanding shares for shares of Company common stock, resulting in Former Immunic becoming a wholly-owned subsidiary of the Company (the “Transaction”). In connection with the Transaction, the Company changed its name from Vital Therapies, Inc. to Immunic, Inc.

On the Closing Date, the Company filed a Current Report on Form 8-K (the “Original 8-K”) reporting, among other things, the closing of the Transaction. This amendment amends the Original 8-K to provide certain historical and pro-forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Such financial information was excluded from the Original 8-K in reliance on the instructions to such Items.

Item 8.01. Other Events.

On June 21, 2019, Immunic, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Former Immunic for the years ended December 31, 2018 and 2017, and the unaudited interim condensed consolidated financial statements for the three months ended March 31, 2019 and 2018, are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated June 21, 2019.
99.2	Audited Consolidated Financial Statements of Former Immunic for the years ended December 31, 2018 and 2017.
99.3	Unaudited Condensed Consolidated Financial Statements of Former Immunic for the three months ended March 31, 2019.
99.4
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2019 and Statements of Operations of the Company and Former Immunic for the three months ended March 31, 2019 and year ended December 31, 2018.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL THERAPIES, INC.

By: /s/ Daniel Vitt
Daniel Vitt Chief Executive Officer
Date: June 21, 2019